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                                                                   Exhibit 10.32

                 AMENDMENT TO AGREEMENT FOR INVENTORY FINANCING
              (PC Connection Sales Corp. fka PC Connection, Inc.)

      This Amendment to Agreement for Inventory Financing is entered into as of February 25, 2000 by and between PC Connection Sales Corp. fka PC Connection, Inc., a Delaware corporation ("Customer") and IBM Credit Corporation ("IBM Credit").

      WHEREAS, the Customer and IBM Credit are parties to a certain Agreement for Inventory Financing dated August 17, 1999. as amended from time to time (the "Agreement"); and

      WHEREAS, the Customer has engaged in a corporate reorganization which was consummated on or about December 31, 1999, in which, among other things, (i) the Customer formed PC Holdco, Inc. ("Holdco") as its subsidiary, (ii) Holdco formed a transitory subsidiary into which the Customer was merged, which resulted in the Customer being a wholly-owned subsidiary of Holdco, (iii) the Customer formed two new subsidiaries, PC Connection Sales of Massachusetts, Inc. ("Sales-MA") and Merrimack Services Corp. ("Merrimack"), each a Delaware corporation and contributed certain assets to such entities, (iv) the Customer then distributed its stock in Merrimack and its other subsidiary, Comteq Federal, Inc. ("Comteq") to Holdco, and (v) the Customer changed its name to "PC Connection Sales Corp" and Holdco changed its name to "PC Connection, Inc." (the "Restructuring"); and

      WHEREAS, the Customer and IBM Credit desire to amend the Agreement on the terms and conditions set forth herein;

       NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Customer and IBM Credit hereby agree as follows:

      1. (a) The definitions of "Obligations" and "Purchase Money Security Interest" in Section 1.1 of the Agreement are hereby deleted in their entirety and replaced in their entirety with the following:

      "'Obligations': all covenants, agreements, warranties, duties, representations. loans, advances, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Customer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, reasonable expenses, indemnities, liabilities and Indebtedness of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Customer to IBM Credit; provided however, that notwithstanding the foregoing, the term Obligations shall not include and shall specifically exclude any and all debts to IBM Credit under any and all guarantees by Customer of any obligations of any of Customer's affiliates or subsidiaries to IBM Credit, including, without limitation, those arising under or pursuant to a certain [Guaranty of even date herewith by Customer, PC Connection Sales or Massachusetts. Inc. Merrimack Services Corp. and PC


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Connection. Inc. (fka PC Holdco, Inc.)] in favor of you with respect to obligations of Comteq Federal, Inc.

      "'Purchase Money Security Interest': any security interest securing Purchase Money Indebtedness, which security interest applies solely to the particular asset acquired with the Purchase Money indebtedness and the proceeds thereof."

            (b) Section 1.1 of the Agreement is hereby amended by inserting the following in alphabetical order:

      "'Purchase Money Indebtedness': Indebtedness in respect of equipment financing pursuant to purchase money obligations or capitalized leases"

            (c) Section 4.1 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

      "4.1. Grant To secure Customer's full and punctual payment and performance of the Obligations (including obligations under any leases Customer may enter into, now or in the future, with IBM Credit) when due (whether at the stated maturity, by acceleration or otherwise), Customer hereby grants IBM Credit a security interest in all of Customer's right, title and interest in and to the following property, whether now owned or hereafter acquired or existing and wherever located:

      (i) All of Debtor's inventory, which is manufactured or sold by or bearing any trademark or tradename of International Business Machines Corporation or Lexmark International, Inc. or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired;

      (ii) All parts, attachments, accessories, accessions, repossessions, exchanges, substitutions and replacements thereto or thereof;

      (iii) All rebates, discounts, credits, refunds and incentive payments, now or hereafter due Debtor, relating and limited to any of the items described in clauses (i) or (ii) above; and

      (iv) All cash proceeds of and insurance payable by loss of or damage to any of the items described in clauses (i), (ii) or (iii) above.

The foregoing clauses (i), (ii), (iii) and (iv) shall not include, and specifically exclude, any and all accounts, promissory notes, installment contracts, contract rights, chattel paper, instruments or other rights to payment, except for claims arising specifically from clauses (iii) or (iv) above. "Proceeds" as defined in the Uniform Commercial Code arc specifically excluded, except to the extent specifically included in clauses (i) through (iv) above.


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All of the above assets shall be collectively defined herein as the
"Collateral". Customer covenants and agrees with IBM Credit that: (a) the security constituted to by this Agreement is in addition to any other security from time to time held by IBM Credit and (b) the security hereby created is a continuing security interest and will cover and secure the payment of the Obligations both present and future of Customer to IBM Credit."

            (d) Section 6.2 of the Agreement is hereby amended by deleting the second sentence thereof.

            (e) Section 7.5 of the Agreement is hereby amended by deleting clauses (C) and (D) thereof in their entirety.

            (f) Section 7.6 of the Agreement hereby amended by deleting clause
(B) thereof in its entirety.

            (g) Section 7.13 of the Agreement is hereby deleted in its entirety.

            (h) Clause (B) of Section 9.1 of the Agreement is hereby amended by inserting the word "material" after the word "any" and before the word "term".

            (i) Clause (L) of Section 9.1 of the Agreement is hereby amended by inserting the phrase "in excess of $ 1,000,000" after the word "indebtedness" in the first line thereof.

            (j) Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following: "9.3 Remedies. Upon the occurrence and during the continuance of any Event of Default which has not been waived in writing by IBM Credit, IBM Credit may exercise any and all rights and remedies to which it is entitled hereunder or under applicable law."

            (k) Section 10.8 of the Agreement is hereby deleted in its entirety.

      2. Effective as of the date of the Restructuring, IBM Credit hereby consents to the Restructuring and waives any notice thereof which may be required under the Agreement. IBM Credit further consents to (a) the issuance by Customer or any of its affiliates of any indebtedness to or guarantees to (i) IBM Credit, (ii) lenders under any working capital facility of Customer or any of its affiliates, or (iii) Deutsche Financial Services Corporation, or (b) the granting of any liens to IBM Credit or Deutsche Financial Services Corporation.

      3. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Customer hereby ratifies and confirms the Agreement as amended hereby and agrees that the Agreement as amended hereby represents a valid and enforceable obligation of Customer.


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      4. This Amendment shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

      5. This Amendment may be executed in any number of counterparts, each of shall be an original and all of which shall constitute one agreement.


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      IN WITNESS WHEREOF, Customer and IBM Credit have executed this Amendment to Agreement for Wholesale Financing as of the date first set forth above.


                                             PC CONNECTION SALES CORP.
                                             fka PC Connection, Inc.


                                             By:   /s/ Jensen McDougal
                                                   ---------------------------

                                             Name:     Jensen McDougal
                                                   ---------------------------
                                             Its:      Vice President
                                                   ---------------------------


                                             IBM CREDIT CORPORATION


                                             By:
                                                   ---------------------------
                                             Name:
                                                   ---------------------------
                                             Its:
                                                   ---------------------------


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      IN WITNESS WHEREOF, Customer and IBM Credit have executed this Amendment to Agreement for Wholesale Financing as of the date first set forth above.


                                             PC CONNECTION SALES CORP.
                                             fka PC Connection, Inc.


                                             By:
                                                   ---------------------------
                                             Name:
                                                   ---------------------------
                                             Its:
                                                   ---------------------------

                                             IBM CREDIT CORPORATION


                                             By:    /s/  Stephen A. Nichou
                                                   ---------------------------
                                             Name:       STEPHEN A. NICHOU
                                                   ---------------------------
                                             Its:        REGION CREDIT MGR
                                                   ---------------------------